UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2021

Date of reporting period: April 30, 2021

Item 1.    Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act or 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

The Advisors’ Inner Circle Fund

ICM Small Company Portfolio

Semi - Annual Report	April 30, 2021

Investment Adviser: Investment Counselors of Maryland, LLC

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO APRIL 30, 2021

The Fund files its complete schedule of investments with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT (Form N-Q for filings prior to March 31, 2020). The Fund’s Forms N-Q and N-PORT are available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-234-5426; and (ii) on the SEC’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO APRIL 30, 2021 (Unaudited)

Dear Shareholders:

The first half of the fiscal year started on a very strong note for the U.S. stock market, particularly in the small cap sector, as measured by the Russell 2000® Index, which advanced 48.1%. This is not surprising given that the fundamental backdrop for equities is almost universally positive. United States GDP is surging, corporate earnings estimates are rising, and the Federal Government just enacted a fresh $1.9 trillion Covid relief bill. At the same time the Federal Reserve remains resolute in its pledge to maintain its historical level of support for “some time”. Even the spike in the U.S. 10-year Treasury yield from 0.9% to 1.8% during the second fiscal quarter could not derail the upward trajectory of stocks. The massive fiscal and monetary stimulus, however, has also begun to encourage more speculative activities that one would normally associate with an overheated market, namely the tsunami of new “blank-check” companies (or SPACs), and the reemergence of day traders working to push the price of “meme” stocks well beyond even a generous estimate of fair value. These trends need to be monitored, but for now are not fatal.

Small cap value shares, as measured by the Russell 2000® Value (or the “Benchmark”), continued their leadership rising 59.2% in the first half of the fiscal year. The ICM Small Company Portfolio (the “Portfolio” or “Fund”), was not far behind, with a 55.8% return for the first half of the fiscal year.

	Total Returns (%)
	1st Fiscal Qtr	2nd Fiscal Qtr	1st Half of Fiscal Year
	Nov. 1, 2020- Jan. 31, 2021	Feb. 1, 2021- Apr. 30, 2021	Nov. 1, 2020- Apr. 30, 2021

ICM Small Co. Portfolio*	28.71	21.03	55.77
Russell 2000® Value Index	35.53	17.44	59.17
Russell 2000® Index	35.15	9.55	48.06
Russell 2000® Growth Index	34.83	2.23	37.84
Russell 1000® Index	15.54	12.54	30.03

*The returns shown for the ICM Small Company Portfolio are net of all fees and expenses.

Total annual Fund operating expenses from the March 1, 2021 prospectus are 0.89%.

Periods greater than one year are annualized. Total returns assume reinvestment of all dividends and capital gains.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares when redeemed may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-866-234-5426 or visit our website at www.icomd.com. Performance through 3/31/21 is 91.56% (one year), 14.24% (annualized five year) and 11.10% (annualized 10 year.)

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO APRIL 30, 2021 (Unaudited)

The Fund’s Financial holdings provided the biggest lift to relative performance in the first half of the fiscal year. Our bank stocks were particularly strong, gaining 72.8% compared to the 60.0% return for the Benchmark peers. Despite the pandemic inflicted damage to the economy, credit metrics at most banks are holding up and the continuing steepening of the yield curve is providing a favorable backdrop. We see rates continuing to rise. Inflation expectations are currently 2.5%, the highest since the financial crisis in 2008. If this persists, the current yield of just 1.7% on the U.S. 10-year Treasury is likely to move higher. At the same time, at 13.5 times expected earnings this year and 1.5 times tangible book value, bank valuations are in line to somewhat below long-term averages. For this reason, we are maintaining our current weighting of regional banks in line with the Russell 2000® Value.

Both Real Estate Investment Trusts (REITs) and Utilities, performed well during the first half of the fiscal year. Shopping center owner Kite Realty was particularly strong, rising 104.6%. While it is true that rising rates, at the margin, are negative for real estate valuations, there are several subsectors, e.g. office, lodging and retail REITs, where this drag is more than outweighed by the positive impact to earnings from the reopening of the U.S. economy in a post vaccine world.

The Fund’s Healthcare stocks also performed relatively well in the first half of the fiscal year, advancing 59.6% versus a lesser 49.2% gain for the Benchmark constituents, despite the Portfolio’s lack of exposure to the Biotechnology subsector, which returned 43.5%. The Portfolio also enjoyed strong performance from its healthcare services holdings which will likely benefit from sustained higher levels of government healthcare expenditures under the Biden administration. Medicaid equipment provider Lantheus Holdings was a particularly strong performer gaining 118.2%.

In addition to the drag from a modest cash position, the Portfolio’s Consumer Discretionary holdings were the biggest headwind to relative performance in the first half of the fiscal year. As a group they gained 66.1% but this trailed the 78.5% Benchmark industry return. Areas of the market hit hardest by the pandemic lockdowns and social distancing, particularly travel and leisure companies, had a powerful upward move on the heels of the November vaccine news. The Fund had little exposure to these companies and, although the short-term underperformance is painful, we do not view these companies as attractive longer-term investments. Many borrowed heavily to stay solvent and damaged their balance sheets as a result and will take years to fully recover. The automotive parts suppliers were also another area of underperformance, particularly auto part supplier Standard Motor Parts, who declined 5.4% for the first half of the fiscal quarter.

The Fund’s Technology stocks were another significant detractor from relative performance in the first half of the fiscal quarter. Here too, an ordinarily pleasing

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO APRIL 30, 2021 (Unaudited)

58.6% gain lagged far behind the 62.4% return for the Benchmark constituents. Most of the underperformance occurred in the Software and Computer Services sector where the Portfolio’s stocks could not keep pace with the 61.5% gain for the index, including software holding Cognyte, which declined 6.7%. The combination of ultra-low interest rates and scarcity of economic growth has led investors to bid up the shares of companies with even modest revenue growth with little to no attention to profitability and certainly not cash flow. There is no better example of this dynamic than the software sector where traders are paying historically high multiples of revenue for stocks with little or no earnings.

Even after the fifty percent plus move higher by the Russell 2000® Value over the last six months, the Benchmark still trades at just under 16 times 2021 estimated earnings. This is because, thanks to a double dose of vaccinations and historic fiscal stimulus, earnings are projected to increase more than 50% this year. For now, this record stimulus is creating a strong tailwind for the stock market, but it is unclear what the end result of this new monetary experiment of massive money creation by the Fed, financing an ever-increasing federal government debt load, will be. Intuition and classic economic theory suggest the result is likely to be higher taxes and/or higher inflation, either of which will erode future equity returns.

As always, we appreciate your business. Please feel free to contact us with any questions or concerns.

Respectfully,

William V. Heaphy, CFA

Principal

Investment Counselors of Maryland, LLC

The material represents the manager’s assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice regarding any stock. Neither this material nor any accompanying oral presentation or remarks by a representative is intended to constitute a recommendation of the Portfolio or a determination of suitability.

Portfolio holdings are subject to change and should not be considered investment advice or a recommendation to buy securities.

There are risks involved with investing in mutual funds, including loss of principal. In addition to the normal risks involved with investing in mutual funds, including loss of principal, investments in smaller companies typically exhibit higher volatility. Current and future holdings are subject to risk.

Index returns are for illustrative purposes only and do not represent actual fund performance. Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO APRIL 30, 2021 (Unaudited)

Definition of the Comparative Indices

Russell 2000® Value Index is a subset of the Russell 2000® Index that contains those securities with lower price-to-book and price-earnings ratios, higher dividend yields and lower forecasted growth values than the growth universe.

Russell 2000® Index is an unmanaged index comprised of 2,000 stocks of U.S. companies with small market capitalization.

Russell 2000® Growth Index is a subset of the Russell 2000® Index that contains those securities with higher price-to-book ratios and price-earnings ratios, lower dividend yields and higher forecasted growth values than the value universe.

Russell 1000® Index is an index of approximately 1,000 of the largest companies in the U.S. equity market.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO APRIL 30, 2021 (Unaudited)

INDUSTRY WEIGHTINGS†

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK‡ — 98.3%

	Shares	Value

CONSUMER DISCRETIONARY — 16.8%
Central Garden & Pet, Cl A*	380,436	$18,744,082
Cracker Barrel Old Country Store	73,599	12,325,624
Designer Brands, Cl A	1,994,621	35,304,791
El Pollo Loco Holdings*	781,772	13,243,218
Group 1 Automotive	174,924	28,715,524
John Wiley & Sons, Cl A	445,156	25,347,183
KAR Auction Services	1,273,831	19,094,727
MDC Holdings	279,128	16,373,649
Oxford Industries	312,399	28,500,161
SP Plus*	471,219	16,176,948
Standard Motor Products	504,305	21,599,383
TRI Pointe Group*	1,377,500	32,812,050
Universal Electronics*	325,098	18,481,821
Urban Outfitters*	610,761	21,926,320
Winnebago Industries	269,582	21,553,081

		330,198,562

CONSUMER STAPLES — 3.3%
Cal-Maine Foods	513,680	19,191,085
Edgewell Personal Care	482,439	18,429,170
Landec*	568,914	6,440,106
TreeHouse Foods*	454,666	21,642,102

		65,702,463

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO APRIL 30, 2021 (Unaudited)

COMMON STOCK — continued

	Shares	Value

ENERGY — 2.9%
Dril-Quip*	436,838	$13,389,084
Earthstone Energy, Cl A*	816,800	5,733,936
Frank’s International*	3,179,279	10,332,657
Matador Resources	1,028,700	27,065,097

		56,520,774

FINANCIAL SERVICES — 30.6%
Ameris Bancorp	404,078	21,856,579
Argo Group International Holdings	442,203	23,074,152
Atlantic Union Bankshares	408,788	15,807,832
Banc of California	1,106,875	19,813,062
Brandywine Realty Trust†	985,093	13,328,308
CatchMark Timber Trust, Cl A†	1,233,941	14,350,734
Compass Diversified Holdings(A)	723,965	18,417,670
ConnectOne Bancorp	892,488	24,231,049
Dime Community Bancshares	76,970	2,549,246
Empire State Realty Trust, Cl A†	1,240,329	14,127,347
Enterprise Financial Services	345,957	16,996,868
First Bancorp	397,294	16,845,266
First Bancshares	450,657	17,629,702
First Merchants	358,429	16,563,004
Four Corners Property Trust†	451,631	13,038,587
Kite Realty Group Trust†	1,198,943	24,950,004
MGIC Investment	1,403,500	21,389,340
Pacific Premier Bancorp	517,026	22,764,655
Pebblebrook Hotel Trust†	468,402	11,185,440
Physicians Realty Trust†	833,566	15,612,691
Pinnacle Financial Partners	298,358	26,148,095
PRA Group*	598,801	22,562,822
QTS Realty Trust, Cl A†	349,396	23,231,340
Retail Opportunity Investments†	411,674	7,245,462
Sandy Spring Bancorp	380,900	17,277,624
Seacoast Banking Corp of Florida	579,208	21,054,211
Simmons First National, Cl A	739,564	21,077,574
Sterling Bancorp	1,134,425	28,508,100
Sunstone Hotel Investors†	791,878	10,421,115
Texas Capital Bancshares*	383,605	26,326,811
TriCo Bancshares	255,642	11,831,112
UMH Properties†	893,100	19,228,443
Veritex Holdings	613,659	20,729,401

		600,173,646

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO APRIL 30, 2021 (Unaudited)

COMMON STOCK — continued

	Shares	Value

HEALTH CARE — 5.4%
ANI Pharmaceuticals*	175,622	$5,844,700
Ensign Group	209,095	17,950,806
Hanger Orthopedic Group*	327,447	8,163,254
Integer Holdings*	100,070	9,394,572
Lantheus Holdings*	1,268,832	30,071,318
ModivCare*	127,298	17,831,904
NuVasive*	248,034	17,722,029

		106,978,583

MATERIALS & PROCESSING — 6.6%
GrafTech International	1,426,864	18,149,710
Greif, Cl A	370,853	22,440,315
HB Fuller	34,703	2,318,855
Kaiser Aluminum	56,100	6,758,367
Materion	273,886	19,393,868
Minerals Technologies	276,936	21,639,779
Mueller Water Products, Cl A	860,079	12,350,734
Myers Industries	178,432	4,025,426
Orion Engineered Carbons*	1,097,800	21,802,308

		128,879,362

PRODUCER DURABLES — 19.1%
ABM Industries	356,773	18,341,700
Albany International, Cl A	207,808	18,544,786
Astec Industries	174,184	13,065,542
Belden CDT	515,247	22,299,890
CBIZ*	685,095	23,012,341
Conduent*	3,266,139	22,209,745
Deluxe	519,134	22,852,279
Dycom Industries*	144,861	13,589,410
Enerpac Tool Group, Cl A	523,591	13,927,521
Granite Construction	467,002	17,792,776
Great Lakes Dredge & Dock*	1,165,984	18,305,949
Harsco*	904,141	16,211,248
Hub Group, Cl A*	299,752	19,699,701
ICF International	220,574	20,085,469
Kaman	373,989	19,952,313
Knoll	1,004,881	24,016,656
Regal Beloit	203,581	29,403,204
Rush Enterprises, Cl A	122,086	6,026,165
Standex International	172,887	16,393,145
Werner Enterprises	417,444	19,298,436

		375,028,276

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO APRIL 30, 2021 (Unaudited)

COMMON STOCK — continued

	Shares	Value

TECHNOLOGY — 11.3%
AudioCodes	223,873	$6,897,527
Benchmark Electronics	495,499	14,874,880
Cognyte Software*	443,875	11,598,454
CSG Systems International	400,149	18,402,852
Knowles*	926,401	19,361,781
Kulicke & Soffa Industries	506,725	28,807,316
Methode Electronics	515,667	23,168,918
NETGEAR*	535,389	19,921,825
NetScout Systems*	679,851	17,808,697
Progress Software	491,660	21,465,875
Tower Semiconductor*	626,305	17,724,432
Verint Systems*	443,875	21,559,009

		221,591,566

UTILITIES — 2.3%
IDACORP	96,464	9,885,631
NorthWestern	272,234	18,520,079
Spire	228,418	17,209,012

		45,614,722

TOTAL COMMON STOCK

(Cost $1,403,486,295)		1,930,687,954

SHORT-TERM INVESTMENT — 1.9%

	Shares	Value
Dreyfus Treasury Prime Cash Management, Cl A 0.010%, (B)
(Cost $36,939,959)	36,939,959	36,939,959

TOTAL INVESTMENTS— 100.2%
(Cost $1,440,426,254)		$1,967,627,913

Percentages are based on Net Assets of $1,963,427,695.
*	Non-income producing security.
†	Real Estate Investment Trust
‡	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
(A)	Security considered to be a Master Limited Partnership. The total value of such security as of April 30, 2021 was $18,417,670 or 0.9% of Net Assets.
(B)	The rate shown is the 7-day effective yield as of April 30, 2021.

Cl	— Class

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO APRIL 30, 2021 (Unaudited)

Ser — Series

As of April 30, 2021, all of the Portfolio’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. Generally Accepted Accounting Principles.

For the period ended April 30, 2021, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO APRIL 30, 2021 (Unaudited)

STATEMENT OF ASSETS AND LIABILITIES

Assets:
Investments at Value (Cost $1,440,426,254)	$1,967,627,913
Receivable for Capital Shares Sold	1,172,605
Receivable for Investment Securities Sold	1,070,760
Dividends and Interest Receivable	253,789
Prepaid Expenses	24,014

Total Assets	1,970,149,081

Liabilities:
Payable for Investment Securities Purchased	5,050,437
Payable to Investment Adviser	1,133,466
Payable for Capital Shares Redeemed	233,005
Shareholder Servicing Fees Payable	184,341
Payable to Administrator	64,110
Payable to Trustees	4,073
Chief Compliance Officer Fees Payable	2,146
Other Accrued Expenses	49,808

Total Liabilities:	6,721,386

Net Assets	$1,963,427,695

Net Assets Consist of:
Paid-in Capital	$1,302,972,444
Total distributable earnings	660,455,251

Net Assets	$1,963,427,695

Institutional Shares:
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	53,291,830

Net Asset Value, Offering and Redemption Price Per Share	$36.84

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO FOR THE SIX MONTHS ENDED APRIL 30, 2021 (Unaudited)

STATEMENT OF OPERATIONS

Investment Income
Dividends	$9,719,730
Dividends from Master Limited Partnership	523,955

Total Investment Income	10,243,685

Expenses
Investment Advisory Fees	6,017,580
Administration Fees	357,349
Trustees’ Fees	10,005
Chief Compliance Officer Fees	3,337
Shareholder Servicing Fees	750,058
Transfer Agent Fees	43,053
Custodian Fees	25,555
Registration and Filing Fees	19,687
Legal Fees	15,843
Printing Fees	10,807
Audit Fees	8,926
Other Expenses	14,335

Total Expenses	7,276,535

Less: Fees Paid Indirectly (See Note 4)	(47)
Net Expenses	7,276,488

Net Investment Income	2,967,197

Net Realized Gain on Investments	132,644,876

Net Change in Unrealized Appreciation on Investments	567,715,699

Total Net Realized and Unrealized Gain on Investments	700,360,575

Net Increase in Net Assets Resulting from Operations	$703,327,772

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020

Operations:
Net Investment Income	$2,967,197	$3,431,225
Net Realized Gain on Investments	132,644,876	5,971,535
Net Change in Unrealized Appreciation (Depreciation) on Investments	567,715,699	(116,874,674)

Net Increase (Decrease) in Net Assets Resulting from Operations	703,327,772	(107,471,914)

Distributions:	(9,359,107)	(41,313,817)

Capital Share Transactions:
Issued	253,154,513	484,278,134
In Lieu of Cash Distributions	9,228,458	40,800,399
Redeemed	(174,332,599)	(103,714,758)

Net Increase in Net Assets from Capital Share Transactions	88,050,372	421,363,775

Total Increase in Net Assets	782,019,037	272,578,044

Net Assets:
Beginning of Period/Year	1,181,408,658	908,830,614

End of Period/Year	$1,963,427,695	$1,181,408,658

Share Transactions:
Issued	8,472,997	21,049,717
In Lieu of Cash Distributions	309,749	1,428,054
Redeemed	(5,145,476)	(4,338,309)

Net Increase in Shares Outstanding from Share Transactions	3,637,270	18,139,462

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO

FINANCIAL HIGHLIGHTS

				Selected Per Share Data & Ratios
		For a Share Outstanding Throughout Each Period/Year

	Six Months	Year ended October 31,
	Ended April 30, 2021 (Unaudited)	2020	2019	2018	2017	2016

Net Asset Value, Beginning of Period/Year	$23.79	$28.84	$31.53	$35.04	$27.27	$28.15

Income from Operations:

Net Investment Income*	0.06	0.09	0.18	0.06	0.06	0.11
Net Realized and Unrealized Gain (Loss)	13.16	(3.89)	1.59	(1.00)	8.61	1.99

Total from Operations	13.22	(3.80)	1.77	(0.94)	8.67	2.10

Dividends and Distributions:

Net Investment Income	(0.04)	(0.07)	(0.15)	(0.09)	(0.03)	(0.10)

Net Realized Gain	(0.13)	(1.18)	(4.31)	(2.48)	(0.87)	(2.88)

Total Dividends and Distributions	(0.17)	(1.25)	(4.46)	(2.57)	(0.90)	(2.98)

Net Asset Value, End of Period/Year	$36.84	$23.79	$28.84	$31.53	$35.04	$27.27

Total Return†	55.77%	(13.91)%	8.60%	(3.06)%	32.07%	8.79%

Ratios and Supplemental Data
Net Assets, End of Period/ Year (Thousands)	$1,963,428	$1,181,409	$908,831	$738,558	$768,329	$772,925
Ratio of Expenses to Average Net Assets(1)	0.85%**	0.89%	0.93%	0.93%	0.95%	0.95%
Ratio of Net Investment Income to Average Net Assets	0.34%**	0.37%	0.63%	0.16%	0.17%	0.41%
Portfolio Turnover Rate	20%***	27%	31%	31%	30%	32%

*	Per share calculations were performed using average shares for the period.
**	Annualized.
***	Not annualized.
†	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.
(1)	The Ratio of Expenses to Average Net Assets excludes the effect of fees paid indirectly. If these expense offsets were included, the ratio would have been the same as the ratio reported.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO APRIL 30, 2021 (Unaudited)

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement dated February 18, 1997 and amended May 15, 2012 (“the Declaration of Trust”). The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 43 Funds. The financial statements herein are those of the ICM Small Company Portfolio (the “Fund”). The Fund seeks maximum, long-term total return consistent with reasonable risk to principal by investing primarily in common stocks of smaller companies measured in terms of revenues and assets and, more importantly, in terms of market capitalization. The Fund, a diversified Portfolio, normally seeks to achieve its objective by investing at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks of companies that have market capitalizations within the range of the Russell 2000® Value Index at the time of purchase. The Fund may invest in equity securities listed on the New York and American Stock Exchanges or traded on the over-the-counter markets operated by the FINRA. The Fund invests mainly in common stocks, but it may also invest in other types of equity securities. The financial statements of the remaining funds of the Trust are presented separately. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held.

2. Significant Accounting Policies:

The following are significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund. The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates —The preparation of financial statements, in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on the NASDAQ Stock Market (the “NASDAQ”)),

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO APRIL 30, 2021 (Unaudited)

including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Fund’s Board of Trustees (the “Board”). The Fund’s fair value procedures are implemented through a fair value pricing committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•	Level 2 — Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO APRIL 30, 2021 (Unaudited)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the six months ended April 30, 2021, there have been no significant changes to the Fund’s fair value methodologies.

Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

The Fund utilizes a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain.

As of the six months ended April 30, 2021, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any significant interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO APRIL 30, 2021 (Unaudited)

Expenses — Most expenses of the Trust can be directly attributed to a particular Fund. Expenses which cannot be directly attributed to a particular Fund are apportioned among the Funds of the Trust based on the number of Fund and/ or relative net assets.

Dividends and Distributions to Shareholders — The Fund distributes substantially all of its net investment income, if any, quarterly. Any net realized capital gains are distributed at least annually. All distributions are recorded on ex-dividend date. The Fund’s distributions to shareholders may include return of capital received from Real Estate Investment Trusts (“REITs”).

Investments in REITs — With respect to the Fund, dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Master Limited Partnerships — The Fund may invest in master limited partnerships (“MLP”). MLPs are limited partnerships or limited liability companies, whose partnership units or limited liability interests are listed and traded on a U.S. securities exchange, and are treated as publicly traded partnerships for federal income tax purposes. To qualify to be treated as a partnership for tax purposes, an MLP must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Code. These qualifying sources include activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. MLPs that are formed as limited liability companies generally have two analogous classes of owners, the managing member and the members. For purposes of this section, references to general partners also apply to managing members and references to limited partners also apply to members. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an equity interest of as much as 2% in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO APRIL 30, 2021 (Unaudited)

remainder of the MLP through ownership of common units and have a limited role in the MLP’s operations and management.

3. Transactions with Affiliates:

Certain officers of the Trust are also employees of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

The services provided by the CCO and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisers and service providers as required by the SEC regulations. The CCO’s services have been approved by the Board.

4. Administration, Distribution, Shareholder Servicing, Transfer Agent and Custodian Agreements:

The Fund and the Administrator are parties to an Administration Agreement, under which the Administrator provides administrative services to the Fund. For these services, the administrator is paid an asset-based fee, which will vary depending on the number of share classes and the average daily net assets of the Fund. For the six months ended April 30, 2021, the Fund paid $357,349 for these services.

The Trust and the Distributor are parties to a Distribution Agreement (the “Agreement”). The Distributor receives no fees under the agreement.

Certain brokers, dealers, banks, trust companies and other financial representatives receive compensation from the Fund for providing a variety of services, including record keeping and transaction processing. Such fees are based on the assets of the Fund that are serviced by the financial representative. Such fees are paid by the Fund to the extent that the number of accounts serviced by the financial representative multiplied by the account fee charged by the Fund’s transfer agent would not exceed the amount that would have been charged had the accounts serviced by the financial representative been registered directly through the transfer agent. All fees in excess of this calculated amount are paid by Investment Counselors of Maryland, LLC (the “Adviser”). These fees are disclosed on the Statement of Operations as Shareholder Servicing Fees.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO APRIL 30, 2021 (Unaudited)

The Fund may earn cash management credits which can be used to offset transfer agent expenses. For the six months ended April 30, 2021, the Fund earned credits of $47 which were used to offset transfer agent expenses. This amount is labeled as “Fees Paid Indirectly” on the Statement of Operations.

MUFG Union Bank, N.A. acts as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

5. Investment Advisory Agreement:

Under the terms of an investment advisory agreement, the Adviser, owned in part by BrightSphere Investment Group Inc. (“BSIG”) and ICM Management LLC, a company wholly-owned by six officers of the Adviser, provides investment advisory services to the Fund at a fee calculated at an annual rate of 0.70% of the Fund’s average daily net assets.

6. Investment Transactions:

For the six months ended April 30, 2021, the Fund made purchases of $427,288,984 and had sales of $329,349,793 of investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

7. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, the net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions made during such period. These book/tax differences may be temporary or permanent in nature.

The permanent differences primarily consist of reclassification of long term capital gain distribution on REITs, investments in publicly traded partnerships and reclass of distributions.

The tax character of ordinary dividends and capital gain distributions declared during the last two fiscal years was as follows:

	Ordinary Income	Long -Term Capital Gains	Total
2020	$4,003,762	$37,310,055	$41,313,817
2019	25,072,566	80,109,510	105,182,076

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO APRIL 30, 2021 (Unaudited)

As of October 31, 2020, the components of accumulated losses on a tax basis were as follows:

Undistributed Ordinary Income	$4,862,940
Undistributed Long-Term Capital Gains	3,131,668
Net Unrealized Depreciation	(41,508,034)
Other Temporary Differences	12

Total Accumulated Losses	$(33,513,414)

For Federal income tax purposes, the difference between Federal tax cost and book cost primarily relates to partnership basis adjustments and wash sales which cannot be used for Federal income tax purposes currently and have been deferred for use in future years.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments, held by the Fund at April 30, 2021, were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
$1,440,426,254	$ 540,991,747	$ (13,790,088)	$ 527,201,659

8. Concentration of Risks:

Equity Risk — Since it purchases equity securities, the Fund is subject to the risk that stock prices may fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/ or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

REIT Risk — REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as the following: declines in property values; increases in property taxes, operating expenses, interest rates or competition; overbuilding; zoning changes; and losses from casualty or condemnation. REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s shareholders will indirectly bear a proportionate share of the REITs’ operating expenses, in addition to paying Fund expenses.

Foreign Securities Risk — The Fund’s investments in American Depository Receipts (“ADR”) are subject to foreign securities risk. ADRs are certificates

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO APRIL 30, 2021 (Unaudited)

evidencing ownership of shares of a foreign issuer that are issued by depositary banks and traded on U.S. exchanges. Although ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they continue to be subject to many of the risks associated with investing directly in foreign securities.

Foreign securities, especially those of companies in emerging markets, can be riskier and more volatile than domestic securities. Adverse political and economic developments or changes in the value of foreign currency can make it harder for the Fund to sell its securities and could reduce the value of your shares. Securities of foreign companies may not be registered with the SEC and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities may be reduced by a withholding tax at the source, which tax would reduce income received from the securities. Foreign securities may also be more difficult to value than securities of U.S. issuers.

Market Risk — The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the equity or bond market as a whole. Similarly, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

Small-Capitalization Company Risk — The small-capitalization companies in which the Fund will invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these small-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO APRIL 30, 2021 (Unaudited)

9. Other:

At April 30, 2021, 49% of total shares outstanding were held by two record shareholders each owning 10% or greater of the aggregate total shares outstanding. These shareholders were comprised of omnibus accounts that were held on behalf of various shareholders.

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claims are considered remote.

10. Subsequent Events:

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO APRIL 30, 2021 (Unaudited)

DISCLOSURE OF FUND EXPENSES

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a mutual fund’s gross income, directly reduce the investment return of a mutual fund. A mutual fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (November 1, 2020 to April 30, 2021).

The table below illustrates your Fund’s costs in two ways.

•

Actual Fund return. This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period.”

•

Hypothetical 5% return. This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had a return of 5% before expenses during the year, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other mutual funds.

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO APRIL 30, 2021 (Unaudited)

DISCLOSURE OF FUND EXPENSES

	Beginning Account Value 11/01/2020	Ending Account Value 04/30/2021	Annualized Expense Ratio	Expenses Paid During Period*
Actual Fund Return	$1,000.00	$1,557.70	0.85%	$5.39
Hypothetical 5% Return	1,000.00	1,020.58	0.85	4.26

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO APRIL 30, 2021 (Unaudited)

RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Fund’s advisory agreement (the “Agreement”) must be renewed at least annually after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund (the “Trust”) or by a vote of a majority of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held via videoconference on February 24, 2021 to decide whether to renew the Agreement for an additional one-year term (the “February Meeting”). The February Meeting was held via videoconference in reliance on relief provided in orders issued by the Securities and Exchange Commission on March 13, 2020, March 25, 2020 and June 19, 2020 from 1940 Act sections and rules requiring that certain votes of a company’s board of trustees be cast in person due to circumstances related to the current or potential effects of the COVID-19 pandemic. In preparation for the February Meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the February Meeting, the Independent Trustees of the Fund met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Fund presented or submitted to the Board at the February Meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Fund regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Fund’s advisory fee paid to the Adviser and overall fees and operating expenses compared with a peer group of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Fund’s performance compared with a peer group of mutual funds and the Fund’s benchmark index.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO APRIL 30, 2021 (Unaudited)

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the February Meeting to help the Trustees evaluate the Adviser’s services, fee and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

At the February Meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Fund, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Fund and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Fund, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment and risk management approaches for the Fund. The most recent investment adviser registration form (“Form ADV”) for the Adviser was available to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser to the Fund.

The Trustees also considered other services provided to the Fund by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Fund by the Adviser were sufficient to support renewal of the Agreement.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO APRIL 30, 2021 (Unaudited)

Investment Performance of the Fund and the Adviser

The Board was provided with regular reports regarding the Fund’s performance over various time periods. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s performance to its benchmark index and a peer group of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Fund, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Fund’s performance was satisfactory, or, where the Fund’s performance was materially below its benchmark and/or peer group, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser in an effort to improve the performance of the Fund. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Fund were sufficient to support renewal of the Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fee payable by the Fund to the Adviser, the Trustees reviewed, among other things, a report of the advisory fee paid to the Adviser. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s net and gross expense ratios and advisory fee to those paid by a peer group of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser to other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Fund and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Fund is subject. The Board concluded, within the context of its full deliberations, that the advisory fee was reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Fund, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and its affiliates. The Trustees considered how the Adviser’s profitability was affected by factors such as its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Fund were not unreasonable.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO APRIL 30, 2021 (Unaudited)

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Fund as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Fund and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Fund’s shareholders through a graduated advisory fee schedule or other means. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fee was reasonable in light of the information that was provided to the Trustees by the Adviser with respect to economies of scale.

Renewal of the Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

NOTES

ICM Small Company Portfolio

P.O. Box 219009

Kansas City, MO 64121

866-234-5426

Adviser:

Investment Counselors of Maryland, LLC

300 East Lombard Street

Suite 810

Baltimore, MD 21202

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Portfolio described.

ICM-SA-001-2000

Item 2.    Code of Ethics.

Not applicable for semi-annual report.

Item 3.    Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4.    Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5.    Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.    Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.    Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies. Effective for closed-end management investment companies for fiscal-years-ending on or after December 31, 2005.

Item 9.    Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.    Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.    Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as amended (17 CFR § 240.13a-15(b) or §240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.    Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Items 13.    Exhibits.

(a)(1) Not applicable for semi-annual report.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), is filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: July 9, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: July 9, 2021

By (Signature and Title)	/s/ Andrew Metzger
Andrew Metzger,
Treasurer, Controller, and CFO

Date: July 9, 2021